UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                ----------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report February 8, 2006
                        (Date of earliest event reported)


                           DENTSPLY INTERNATIONAL INC
                 (Exact name of Company as specified in charter)


                    Delaware             0-16211         39-1434669
              (State of Incorporation) (Commission     (IRS Employer
                                       File Number)   Identification No.)


            221 West Philadelphia Street, York, Pennsylvania   17405
                (Address of principal executive offices)      (Zip Code)


                                (717) 845-7511 (Company's telephone number
               including area code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. - Regulation FD Disclosure.

   The following information is furnished pursuant to Item 7.01.

     On February 8, 2006, DENTSPLY International Inc. announced that, as a result of its continuing evaluation of the dental injectable anesthetic business, the Company will close its Chicago-based Pharmaceutical Manufacturing facility. The Company plans to sell the facility and to seek third party sources of supply for the dental injectable products.

     The announcement reflects the Company's strategic decision to outsource production of the dental pharmaceuticals that were to be produced at the Chicago plant. DENTSPLY expects this decision will immediately improve short and mid-term cash flows and eliminate the uncertainty concerning FDA approval of the plant.

     This action results in a pre-tax restructuring charge and an impairment charge associated with the injectable anesthetic facility and intangible assets of $101.8 million ($67.8 million after tax) or $0.86 per diluted share which will be recorded in the fourth quarter of 2005. The Company also expects pre-tax charges in the range of $6-9 million in 2006 associated with the completion of the closure of the Chicago plant.

     Gary K. Kunkle, Jr., Chairman and Chief Executive Officer, stated, "Based on an assessment of the Company's core strengths and requirements, we have made the strategic decision to outsource production of our dental pharmaceutical line. Today we have third party manufacturing in place for most of the markets that we serve and we are negotiating towards long-term arrangements to continue to serve those markets. The decision to exit the manufacturing of these products should have a positive impact on cash flows and earnings beginning in the second half of 2006."

     Mr. Kunkle also stated, "We will provide earnings guidance and address any questions regarding our Pharma business during our year-end conference call scheduled for February 9, 2006."


     The announcement that was released related to this matter is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. - Financial Statements and Exhibits

(a) Financial Statements - Not applicable.

(b) Exhibits:

     99.1 The announcement related to the update of the phamaceutical business released on February 8, 2006 as referenced in Item 7.01.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DENTSPLY INTERNATIONAL INC
                                                   (Company)



                                          /s/ William R. Jellison
                                              William R. Jellison
                                              Senior Vice President and
                                              Chief Financial Officer

Date: February 8, 2005